

Moleculin

Better Treatments, More Tomorrows

INVESTOR PRESENTATION / JANUARY 10, 2022

MOLECULIN.COM / NASDAQ: MBRX

Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under Item 1A. "Risk Factors" in our most recently filed Form 10-K filed with the Securities and Exchange Commission ("SEC") and updated from time to time in our Form 10-Q filings and in our other public filings with the SEC. Any forward-looking statements contained in this release speak only as of its date. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov.

Investment Highlights

Advancing growing pipeline of clinical programs for the treatment of highly resistant cancers and viruses

Annamycin

Next generation non-cardiotoxic anthracycline demonstrating both safety and promising preliminary and early activity across multiple clinical studies

Pipeline Expansion

Success in lead program fuels pipeline possible expansion into multiple high-value oncology indications

Second Lead Program

Entering Phase 1 study for treatment of COVID-19

Global Network

Leveraging network of preeminent global collaborators

Multiple clinical data readouts expected over the next 12 months

Priority Development Pipeline

PROGRAM	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	UPCOMING MILESTONES
Annamycin	Soft Tissue Sarcoma Lung Mets	US – 3-Week Dosing			Phase 1b/2 interim data demonstrated preliminary clinical activity; Completion of Phase 1b portion targeted H1 2022
		EU – Alternate Dosing			Phase 1b/2 study in Poland expected to commence Q1 2022
	Acute Myeloid Leukemia	EU – Single Agent			Topline interim results from Phase 1/2 single agent study expected H1 2022
		EU - Combination			Initiation of Phase 2 combo (Ara-C) study targeted H1 2022
WP1122	COVID-19	UK – HV P1			Received MHRA authorization to commence Phase 1a trial and expect to commence Q1 2022

Moleculin

Management Team with Proven Executional Expertise



Walter Klemp
Chairman, President & Chief Executive Officer



Don Picker, PhD
Chief Science Officer



Jonathan P. Foster, CPA, CGMA
Executive Vice President & Chief Financial Officer



Paul Waymack, MD, SCD
Senior Chief Medical Officer



Sandra Silberman, MD, PhD
Chief Medical Officer – New Products



Robert Shepard, MD, FACP
Chief Medical Officer

Moleculin

Leveraging the Brightest Scientific Minds



Waldemar Priebe, PhD
The University of Texas MD Anderson Cancer Center

PANCREATIC



James Abbruzzese, MD
Dana-Farber Cancer Institute
Duke University School of Medicine

HEMATOLOGY



Elihu Estey, MD
Fred Hutch
Johns Hopkins School of Medicine



Marty Tallman, MD
Memorial Sloan Kettering Cancer Center



Jorge Cortes, MD
The New England Journal of Medicine
Georgia Cancer Center, Augusta University

VIROLOGY



Richard Whitley, MD
NIH National Institute of Allergy and Infectious Diseases



Dominique Schols, PhD
Katholieke Universiteit Leuven Rega Instituut



Hongbo Zhai, MD
UCSF

Moleculin

Annamycin: Potential to be an Effective Treatment Across Multiple Oncology Indications

- Clinical Highlights
  - 2 ongoing Phase 1/2 clinical studies with data expected in 2022
  - Demonstrated preliminary positive data in STS and AML
- Regulatory Highlights
  - Orphan Drug Designation
  - Fast Track Status
- Opportunity to expand into additional oncology indications

Target Indications:

Soft Tissue Sarcoma Lung Mets

- ~130,000 cases worldwide[2]
- 20% to 50% of sarcomas metastasize to the lungs[2]

Acute Myeloid Leukemia

- ~160,000 cases worldwide[1]
- ~19,940 new cases annually (U.S.)[1]
- ~11,180 deaths annually (U.S.)[1]

1: Villatoro A, (2020) Leukemia Stem Cell Release From the Stem Cell Niche to Treat Acute Myeloid Leukemia. Front. Cell Dev. Biol. 8:607. doi: 10.3389/fcell.2020.00607; 2: Glabbeke M V, et al. Prognostic Factors for the Outcome of Chemotherapy in Advanced Soft Tissue Sarcoma: An Analysis of 2,185 Patients Treated With Anthracycline-Containing First-Line Regimens—A European Organization for Research and Treatment of Cancer Soft Tissue and Bone Sarcoma Group Study. Journal of Clinical Oncology, Vol 17, No 1 (January), 1999: pp 150-157

Moleculin

Next Generation Anthracycline

Demonstrated to be Non-Cardiotoxic[1]

- Ability to overcome multi-drug resistance
- >30x greater accumulation in lungs than doxorubicin
- Potent topoisomerase-II poison with a wider therapeutic window than doxorubicin[2]
- <10% incidence of alopecia compared with 65%-92% for doxorubicin[3,4]
- Clinically evaluated stable liposomal formulation[5]

% of Mice with Heart Lesions

(10 weekly IV injections; Zou et al, 1995)


100
80
60
40
20
0
43
60
100
8
8
0
Doxorubicin
L-Annamycin
Dose (%LD10)
20
30
40
20
30
40

Tissue Distribution of Annamycin And Doxorubicin in Rats


L-ANN
F-ANN
Dox
Ann/Dox/lungs, ng/g
20000
15000
10000
5000
0
0.1
1
10
100
1000
Time (min)

1: Trevino et al, 2004; 2: Based on preclinical and clinical data to date. See Company's most recent SEC filings; 3: Gonzalez et al. 2018; 4: DOXORUBICIN HYDROCHLORIDE [package insert]. New York, NJ: Pfizer Injectables; 2019; 5: L-ANN, Wetzler et al. 2013

Moleculin

Ongoing Phase 1b/2 Study for Treatment of STS Lung Mets

US multi-center, open-label, dose escalation study

Targeted number of Phase 1b subjects: ~18

Treatment regimen: single dose every 21 days

Promising Early Clinical Activity in Phase 1b[1]

Dose escalation from 210 mg to a max of 450 mg (currently enrolling 390 mg)

Primary Endpoint: establish MTD/RP2D and safety

Planned Phase 2 expansion (25 patients) will evaluate efficacy

1: Trial is ongoing, preliminary data

Moleculin

STS: Clinical Benefit to Date[1]

9	Patients treated at (3 of 5 cohorts completed)
NO	Dose-limiting toxicity (DLT) experienced to-date
44%	Of patients in first 3 cohorts experienced preliminary clinical activity, defined as stable disease and/or better
100%	Non-cardiotoxic (7 of 9 treated above lifetime maximum anthracycline limit)

1: Trial is ongoing, preliminary data

Moleculin

Ongoing Phase 1/2 Study for Treatment of AML

Poland multi-center, open-label, dose escalation study

Targeted number of Phase 1 subjects remaining to RP2D: ~15

Treatment regimen: infusions days 1, 2 & 3 with 21 days off

Topline Phase 1 Results Expected Q1 2022

Dose escalation from 120 mg to a max of 420 mg (currently at 240 mg)

Primary Endpoint: establish safety and MTD/RP2D

Planned expansion Phase 2 with 21 patients to demonstrate efficacy of RP2D

AML Clinical Benefit to Date[1]

22 Patients[1] treated in both US and EU trials

12 Patients taken above the lifetime maximum anthracycline dose established by FDA

67% Preliminary response rate in 240 mg cohort[2] (including a CRi that may qualify for curative BMT)

100% Non-cardiotoxic

1: Trial is ongoing, preliminary data; 2: Patients receiving a full course of treatment

The Full Annamycin Opportunity

Potential for Significant Upside


13,500
STS Lung Mets
20,000
Acute Myeloid
Leukemia
Initial Annamycin
Target Indications
TOTAL INCIDENCE
~33.5K
Clinical Validation Potentially Unlocks
Exponential Growth Opportunity
41K
TNBC Lung
60K
Pancreatic Liver
67K
RCC Lung
67K
Endometrial Lung
104K
Colorectal
Liver
104K
Colorectal
Lung
Potential Annamycin
Expansion Indications
TOTAL INCIDENCE
~478K
20K
Acute Myeloid
Leukemia
13K
STS Lung
1K
Osteosarcoma Lung

1: Management and advisor estimates

Moleculin

WP1122: Entering Phase 1 Study for COVID-19

Key Highlights	Prodrug of glucose decoy enables drug-like properties Targets glycolysis and glycosylation limits viral infectivity and replication
Regulatory Highlights	MHRA authorization to commence Phase 1a
Additional Applications in Oncology	US IND allowed for GBM Strong preclinical data for GBM and pancreatic cancer

Treatment of COVID-19

- Multiple independent University studies show antiviral preclinical activity of 2-DG against SARS-CoV-2
- 2-DG was just given Emergency Use Authorization for treating COVID-19 in India based on Phase 2 results[1]
- WP1122 is a prodrug of 2-DG that has substantially higher *in vitro* antiviral activity than 2-DG
- Received MHRA authorization to commence Phase 1a clinical trial in Q4-2021

Next Steps:

- Recruitment of Phase 1a/1b study targeted in Q1 2022
- Potential to launch Phase 2 pivotal study in H1 2022


Glycosylation
Glycolysis

Inhibition by 2-DG of Glycosylation and Glycolysis are believed to play a role in limiting viral infectivity and replication

1: Based on public disclosures of trial conducted by an unrelated company in India

Moleculin

Follow-on Development Pipeline

Additional Follow-on Opportunities Provide Potential for Significant Upside

PROGRAM	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	UPCOMING MILESTONES
Annamycin	Liver Mets				IND targeted for 2022
WP1066	GBM				IND targeted for 2022
	Pediatric brain tumors, including DIPG	Externally Funded			Topline results from Phase 1 expected H1 2022
WP1066 + Radiation	GBM	Externally Funded			Initiation of Phase 1/2 study targeted 2022
WP1220	CTCL	Externally Funded			Seeking Strategic Partner
WP1122	GBM/Pancreatic				Plan to initiate externally funded clinical study 2022
WP1122, WP1096, WP1097	HIV, Hemorrhagic and Tropical viruses	Externally Funded			Publication of externally funded university research planned

Financial Snapshot
Nasdaq: MBRX

Strong Cash Position Funds Operations into 2024[1]

~$75.2M	~$52M	~28M	~282M
Cash Balance[2]	Market Cap[3]	Shares Outstanding[4]	3 Month Avg. Volume[3]

1: Based on Management's current expectations and planned increase in development activities;
2: As of September 30, 2021; 3: As of January 4, 2022; 4: Common stock outstanding as of September 30, 2021

Moleculin

Target Value-Driving Milestones

PROGRAM	INDICATION	2021 H2	2022 H1	2022 H2
Annamycin	STS (US)	✓ Initiate **Phase 1b/2** ✓ Phase 1b Topline Interim Data	**Phase 1b Topline Data**	Phase 2 Interim Data
	STS (EU)		Initiate Phase 1b/2	Phase 1b/2 Interim Data
	AML	✓ Phase 1/2 Interim Data	Phase 1/2 Interim Data	Phase 1/2 Topline Data
	AML Combo with Ara-C	✓ Initiate Phase 1/2[1]	Phase 1/2 Interim Data	Phase 1/2 Topline Data
WP1122	COVID-19	✓ Initiate Phase 1a[2]	Phase 1a Topline Data Initiate Phase 2 Phase 2 Topline Data	EUA Potential

1: Trial approved by Polish Ethics Committee, awaiting final URPL approval; 2: Trial approved, expected to begin recruiting in 1Q22

Moleculin

Investment Summary

Advancing growing pipeline with data from multiple clinical studies expected over next 12 months

- **Lead program, Annamycin,** demonstrating safety and preliminary activity in multiple clinical studies with zero cardiotoxicity
- **WP1122 entering Phase 1 study** in COVID-19 targeting viral infectivity and replication
- **Follow-on pipeline opportunities** to fuel future growth
- **Leveraging partnerships** from world-renowned organizations

Moleculin

Sufficient capital to fund operations into 2024[1]

1: Based on Management's current expectations and planned increase in development activities

Moleculin

Better Treatments, More Tomorrows



MOLECULIN.COM / NASDAQ: MBRX